UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Beale Street, Suite 300
San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(415) 390-2337

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01              Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Twilio Inc., a Delaware corporation (“Twilio”) on October 16, 2018, Twilio, SendGrid, Inc., a Delaware corporation (“SendGrid”), and Topaz Merger Subsidiary, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Twilio (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization,  dated as of October 15, 2018 and amended on December 13, 2018 (the “Merger Agreement”). On February 1, 2019, pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into SendGrid (the “Merger”), with SendGrid surviving as a wholly-owned subsidiary of Twilio.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of SendGrid, par value $0.001 per share (each, a “SendGrid Share”), was cancelled and converted into the right to receive (a) 0.485 (the “Exchange Ratio”) of a share of Twilio’s Class A Common Stock, par value $0.001 per share (the “Merger Consideration”) plus (b) any cash payable in lieu of fractional shares of Twilio’s Class A Common Stock otherwise issuable as Merger Consideration.

In addition, at the Effective Time, each stock option to purchase SendGrid Shares (each, a “SendGrid Stock Option”) that was outstanding and unexercised immediately prior to the Effective Time (whether or not then vested) other than (i) any SendGrid Stock Option held by a former employee or former service provider of SendGrid, or subsidiary of SendGrid and (ii) any SendGrid Stock Option granted under the UK Schedule to SendGrid’s 2012 Equity Incentive Plan and UK CSOP Sub-Plan to SendGrid’s 2017 Equity Incentive Plan (each, a “SendGrid UK Option”) was assumed by Twilio and converted into an option to acquire a number of shares of Twilio Class A Common Stock (each, an “Assumed Option”). Each Assumed Option will be subject to the same terms and conditions as applied to the SendGrid Stock Option immediately prior to the Effective Time (including vesting terms), except that (a) the number of shares of Twilio Class A Common Stock subject to such Assumed Option will be equal to (i) the number of SendGrid Shares subject to the corresponding SendGrid Stock Option as of immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio (with the resulting number rounded down to the nearest whole share of Twilio Class A Common Stock), and (b) the per share exercise price of each Assumed Option will be equal to (i) the per share exercise price of the corresponding SendGrid Stock Option immediately prior to the Effective Time divided by (ii) the Exchange Ratio (with the resulting price per share rounded up to the nearest whole cent).

Also, at the Effective Time, each unvested SendGrid Stock Option that was outstanding and unexercised immediately prior to the Effective Time and was held by a former employee or former service provider of SendGrid, or subsidiary of SendGrid, was not assumed by Twilio and was cancelled without the payment of any consideration. Each vested SendGrid Stock Option held by any former employee or former service provider of SendGrid, or subsidiary of SendGrid, that was outstanding and unexercised as of immediately prior to the Effective Time (each, a “Non-Employee Vested Option”) together with all outstanding and unexercised SendGrid UK Options, were cancelled and converted into the right to receive the number of shares of Twilio Class A Common Stock equal to (x) the number of SendGrid Shares subject to the vested portion of the SendGrid Stock Option immediately prior to the Effective Time multiplied by the excess, if any, of (I) $50.5770 (the “SendGrid Share Value”) over (II) the per share exercise price for SendGrid Shares subject to the corresponding SendGrid Stock Option immediately prior to the Effective Time, divided by (y) the SendGrid Share Value multiplied by (z) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

At the Effective Time, (a) each SendGrid restricted stock unit (each, a “SendGrid RSU”), other than any SendGrid RSU held by a current or former non-employee director of SendGrid, that was outstanding immediately prior to the Effective Time (whether or not vested or issuable) was assumed and converted automatically into a restricted stock unit with respect to a number of shares of Twilio Class A Common Stock (each, an “Assumed RSU”) equal to (i) the total number of SendGrid Shares subject to the SendGrid RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, and (b) each SendGrid RSU held by a current or former non-employee director of SendGrid was cancelled and converted into a right to receive the number of fully-vested shares of Twilio Class A Common Stock equal to (i) the number of SendGrid Shares subject to such SendGrid RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

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The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Twilio’s Current Report on Form 8-K filed with the SEC by Twilio on October 16, 2018, the amendment of which was included in the definitive joint proxy statement/prospectus filed by Twilio and SendGrid with the SEC on December 18, 2018 (the “Joint Proxy Statement/Prospectus”), the terms of which are incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On February 1, 2019, Twilio issued a joint press release with SendGrid announcing the completion of the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.           Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of SendGrid required by this item were previously filed and incorporated by reference in Twilio’s Registration Statement on Form S-4 dated December 14, 2018.

(b) Pro Forma Financial Statements.

The pro forma financial information required by this item was previously filed and incorporated by reference in Twilio’s Registration Statement on Form S-4 dated December 14, 2018.

(d) Exhibits. The following exhibits are included with this report:

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization, dated as of October 15, 2018, by and among SendGrid, Twilio and Merger Sub (incorporated by reference to Exhibit 2.1 to Twilio’s Current Report on Form 8-K filed with the SEC on October 16, 2018).*

2.2

First Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 13, 2018, by and among SendGrid, Twilio and Merger Sub (incorporated by reference to Amendment No. 1 to Form S-4 filed by Twilio and SendGrid with the SEC on December 14, 2018).

99.1	Joint press release of Twilio and SendGrid, dated as of February 1, 2019.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Twilio hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that Twilio may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2019

TWILIO INC.

By:	/s/ Khozema Shipchandler
Khozema Shipchandler
Chief Financial Officer

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